Exhibit 10.9
GTECH HOLDINGS CORPORATION
SCHEDULE OF RECIPIENTS OF EXECUTIVE
SEPARATION AGREEMENTS (1)

Recipient	Payout Period (2)

W. Bruce Turner	(3)

Barbara Burns	12 months (4)

David Calabro	12 months (5)

Marc Crisafulli	12 months

Walter G. DeSocio	12 months

Joseph Nadan	12 months (6)

Timothy Nyman	12 months

Jaymin Patel	12 months

William M. Pieri	12 months

Robert J. Plourde	12 months

Donald Sweitzer	12 months

(1)	Sets forth individuals who are, or who were during fiscal 2006, executive officers of GTECH Holdings Corporation (“Holdings”) and who are parties to separation agreements.

(2)	Unless otherwise indicated, executive is to receive continuation of his or her base salary at time of separation, plus certain health, insurance and other benefits for the respective number of months indicated.

(3)	See Amended and Restated Employment Agreement, dated as of August 2, 2005, between W. Bruce Turner and Holdings.

(4)	Employment terminated effective April 22, 2005.

(5)	Employment terminated effective May 15, 2005.

(6)	Employment terminated effective March 27, 2006.